accounts payable and accrued liabilities	6 Months Ended
Jun. 30, 2025
accounts payable and accrued liabilities
accounts payable and accrued liabilities
23	accounts payable and accrued liabilities

	June 30,	December 31,
As at (millions)	2025	2024
Trade accounts payable [1]
Supply chain financing – arm’s-length third-party has paid supplier	$23	$84
Supply chain financing – eligible payable [2]	17	2
Amounts that are a part of supply chain financing	40	86
Amounts that are not a part of supply chain financing	873	1,040
	913	1,126
Accrued liabilities	1,402	1,385
Payroll and other employee-related liabilities	592	710
Interest payable	297	262
Indirect taxes payable and other	179	147
	$3,383	$3,630

1	The composition of trade accounts payable fluctuates due to various factors, including suppliers’ invoice timing, our data processing cycle timing and the seasonal nature of certain business activities, as well as whether the statement of financial position date falls on a business day. Trade accounts payable represent future payments for invoices received in respect of both operating and capital activities, and may include amounts for assessed and self-assessed government remittances.
2	Amounts eligible for suppliers to choose to be paid in advance of industry-standard payment terms.

In 2023, we introduced a supply chain financing program that allows suppliers with qualifying trade accounts payable to opt for early payment from an arm’s-length third party, in advance of industry-standard payment terms; in turn, we reimburse the arm’s-length third party for those payments when the trade accounts payable would originally have been due.

The weighted average due dates for trade accounts payable are largely similar, both within and outside the supply chain financing program, and generally payment is due within one quarter.